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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

DG FASTCHANNEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
750 West John Carpenter Freeway, Suite 700 Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On September 8, 2008, in connection with the previously reported amendment to the merger agreement relating to the proposed acquisition by DG FastChannel, Inc. ("DG FastChannel") of Enliven Marketing Technologies Corporation ("Enliven"), DG FastChannel filed with the Securities and Exchange Commission a post-effective amendment to its registration statement on Form S-4, and the post-effective amendment has been declared effective. The post-effective amendment contains the first supplement (the "supplement") to the definitive joint proxy statement/prospectus, dated August 18, 2008, of DG FastChannel and Enliven that was first mailed on or about August 21, 2008 to stockholders of both companies who were record holders as of August 7, 2008 (the "joint proxy statement/prospectus").

        On or about September 9, 2008, DG FastChannel commenced the mailing of a notice to its stockholders who previously received the joint proxy statement/prospectus indicating that the merger agreement, as amended, no longer requires a vote of the DG FastChannel stockholders to approve the issuance of DG FastChannel common stock in connection with the merger because the number of shares of DG FastChannel common stock to be issued in connection with the merger is, under the revised terms of the merger agreement, less than 20% of the number of shares of DG FastChannel common stock outstanding immediately prior to such issuance and, as a result, the Nasdaq rules no longer require stockholder approval. A copy of the notice to DG FastChannel's stockholders is attached as Exhibit 99.1 hereto.

        On or about the same date, Enliven commenced the mailing of the supplement to each of its stockholders that previously received the joint proxy statement/prospectus. A copy of the supplement is attached as Exhibit 99.2 hereto.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits
99.1

Notice to DG FastChannel stockholders dated September 9, 2008, including as Annex A thereto Amendment No. 1 to Agreement and Plan of Merger, dated as of September 4, 2008, by and among DG FastChannel, Inc., DG Acquisition Corp. VI. and Enliven Marketing Technologies Corporation.
99.2	Supplement, dated September 8, 2008, to Joint Proxy Statement/Prospectus dated August 18, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC. (Registrant)

Date: September 9, 2008	By:	/s/ OMAR A. CHOUCAIR Omar A. Choucair Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice to DG FastChannel stockholders dated September 9, 2008, including as Annex A thereto Amendment No. 1 to Agreement and Plan of Merger, dated as of September 4, 2008, by and among DG FastChannel, Inc., DG Acquisition Corp. VI. and Enliven Marketing Technologies Corporation.
99.2	Supplement, dated September 8, 2008, to Joint Proxy Statement/Prospectus dated August 18, 2008.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits